                                                                    EXHIBIT 10.5

                            Intercreditor Agreement

          This Intercreditor Agreement (as amended, supplemented or otherwise modified from time to time, this "Agreement"), dated as of June 1, 1999, among
(a) Fleet Bank, N.A. ("Fleet"), acting in its capacity as agent (in such capacity, the "Bank Agent") for and on behalf of the various financial institutions (collectively, the "Banks") which are, or may from time to time hereafter become, parties to the Loan Agreement, (b) the Banks, (c) the Senior Noteholders (as hereinafter defined), (d) Fleet, acting as collateral agent to the Senior Noteholders (the "Senior Note Collateral Agent") and (e) Fleet, acting in its individual capacity for purposes of clause (a) of Section 6 and otherwise in its capacity as intercreditor collateral agent for the Senior Creditors (together with its successors and assigns, the "Collateral Agent").

                                  Witnesseth:

          Whereas, Medallion Funding Corp. (the "Borrower"), as the borrower, the Banks, the Bank Agent and The Bank of New York as documentation agent have entered into an Amended and Restated Loan Agreement dated as of December 24, 1997, as amended as of February 5, 1998, December 11, 1998 and June 1, 1999 (said agreement, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "Loan Agreement"); and

          Whereas, the Borrower also issues commercial paper from time to time, and has secured its obligations to the Banks and to the holders of its commercial paper and the paying agent for such holders under and pursuant to an Amended and Restated Security Agreement dated as of December 24, 1997, between the Borrower and the Bank Agent (said agreement, as previously amended and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Bank Security Agreement"); and

          Whereas, pursuant to the separate and several Note Purchase Agreements, each dated as of June 1, 1999 (as each of such agreements may be amended, supplemented or otherwise modified from time to time, collectively, the "Note Purchase Agreements"), between the Borrower and the Purchasers of the Senior Notes named therein (such Purchasers, together with all subsequent holders of the Senior Notes collectively referred to herein as the "Senior Noteholders"), the Senior Noteholders are, concurrently with the execution and delivery of this Agreement, purchasing the Senior Notes from the Borrower;

          Whereas, in connection with the agreements made among the parties hereto relating to the making by the Banks of Loans under the Loan Agreement and the issuance by the Borrower and the purchase by the Senior Noteholders of the Senior Notes under the Note Purchase Agreements, the Banks and the Senior Noteholders desire to establish among themselves their relative rights, remedies and priorities with respect to the Collateral;

          Now, Therefore, the parties hereto hereby agree as follows:
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Section 1.  Definitions.

     (a) Defined Terms. The following terms when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Additional Senior Agreements" means all agreements pursuant to which any Additional Senior Obligations shall be issued.

     "Additional Senior Creditors" means all holders of any Additional Senior Obligations who shall have executed and delivered an Addendum hereto in the form of Exhibit A attached hereto.

     "Additional Senior Obligations" means all obligations, other than the Loan Agreement Obligations and the Senior Note Obligations, in respect of other secured indebtedness of the Borrower for borrowed money or evidenced by notes, bonds, debentures or similar evidences of indebtedness of the Borrower, which in each case is not expressly subordinate to any other indebtedness of the Borrower, which is held by an Additional Senior Creditor and which is permitted pursuant to Section 21 hereof.

     "Agreement" is defined in the preamble.

     "Banks" is defined in the preamble and shall in any event include any assignee, successor, transferee or refinancing or refunding party of any person that is a party to the Loan Agreement and all other assignees, transferees or participants which from and after the date hereof become parties to the Loan Agreement.

     "Borrower" is defined in the first recital.

     "Collateral" means, collectively, "Collateral" as that term is defined in each of the Security Documents and all other collateral or security granted by the Borrower or any subsidiary or affiliate thereof (including, without limitation, all mortgaged property conveyed under any instrument of conveyance of an interest in real property, whether or not specifically defined as "Mortgaged Property") to secure Loan Agreement Obligations, CP Debt, Senior Note Obligations and/or Additional Senior Obligations.

     "Collateral Agent" is defined in the preamble.

     "Commercial Paper" means any and all commercial paper issued by the Borrower from time to time pursuant to a Commercial Paper Dealer Agreement and a Paying Agency Agreement.

     "Commercial Paper Dealer Agreement" means one or more commercial paper dealer agreements between the Borrower and a dealer for the issuance and sale of Commercial Paper by the Borrower, as the same shall be amended from time to time, each as approved in accordance with the Loan Agreement.

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     "CP Debt" means all indebtedness from the Borrower to the CP Holders from time to time outstanding.

     "CP Debt Payment Event of Default" means that the CP Debt shall not have been paid when due and ten Business Days shall have elapsed from the date on which the Paying Agent gave written notice to the Bank Agent to such effect, in accordance with the Bank Security Agreement.

     "CP Holders" means the holders from time to time of outstanding Commercial Paper issued by the Borrower.

     "Financing Documents" means the collective reference to this Agreement, the Loan Documents, the Note Documents and the Additional Senior Agreements.

     "Loan Agreement" is defined in the first recital.

     "Loan Agreement Obligations" means the principal of and interest on the Notes, all fees, breakage costs and all other obligations owing by the Borrower under the Loan Documents.

     "Loan Documents" is defined in the Loan Agreement.

     "Loans" means the collective reference to the Revolving Credit Loans, the Swingline Loans and the Term Loan as such terms are defined in the Loan Agreement.

     "Make-Whole Amount" is defined in the Note Purchase Agreements.

     "Note Purchase Agreements" is defined in the third recital.

     "Note Documents" is defined in the Note Purchase Agreements.

     "Notes" is defined in the Loan Agreement.

     "Paying Agency Agreement" means one or more issuing and paying agency agreements between the Borrower and one or more paying agents acting as paying agent thereunder providing for the issuance of Commercial Paper by the Borrower, as the same shall be amended from time to time, each approved in accordance with the terms of the Loan Agreement.

     "Pro Rata Share" of each Senior Creditor means, as at any time of determination, a ratio (a) the numerator of which is the aggregate amount of Senior Obligations owing to such Senior Creditor that is comprised of (i) in the case of a Senior Creditor that is a Bank, the outstanding principal and accrued interest with respect to such Bank's Notes and (ii) in the case of a Senior Creditor that is a Senior Noteholder, the outstanding principal and accrued interest with respect to such Senior Noteholders' Senior Notes and (iii) in the case of CP Holder, such CP Holder's CP Debt, and (iv) in the case of an Additional Senior Creditor, the outstanding principal and accrued interest with respect to such Additional Senior Creditor's Additional Senior Obligations (excluding, for the purposes of any determination under clause (i), clause (ii), clause (iii) and clause (iv) of this clause (a), any fees, expenses, indemnities, premiums, Make-Whole Amounts or

                                      -3-
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other Loan Agreement Obligations, Senior Note Obligations, obligations in respect of CP Debt or Additional Senior Obligations regardless of how characterized, as the case may be) and (b) the denominator of which is the aggregate outstanding amount of principal and accrued interest with respect to all the Senior Obligations (excluding, for the purposes of any determination under this clause (b), fees, expenses, indemnities, premiums, Make-Whole Amounts and other Loan Agreement Obligations, Senior Note Obligations and obligations in respect of the CP Debt and Additional Senior Obligations regardless of how characterized, as the case may be).

     "Purchaser" is defined in Section 1.1 of the Note Purchase Agreements.

     "Required Additional Creditors" shall mean such percentage of Additional Senior Creditors as are required to amend such Additional Senior Creditors' Additional Senior Agreements.

     "Required Banks" is defined in the Loan Agreement.

     "Required Noteholders" is defined in the Note Purchase Agreement.

     "Required Senior Creditors" means the Required Noteholders, the Required Banks, the Bank Agent on behalf of the CP Holders and each group of Required Additional Creditors; provided, however, that (i) for the purposes of Sections 3 and 6, if and so long as the Borrower is in default in respect of principal or interest due and owing to one class of Senior Creditors and such class wishes to pursue its remedies under the Security Documents to which it is a party and either (a) no default exists with respect to any other class of Senior Creditors or (b) such defaults as exist with respect to any other class of Senior Creditors are non-payment defaults and each such other class does not wish to exercise remedies under the Security Documents to which it is a party, "Required Senior Creditors" shall mean the Required Banks if the Banks and the CP Holders are the class with respect to which a payment default exists, the Required Noteholders, if the Senior Noteholders are the class with respect to which a payment default exists, or the Required Additional Creditors, if the Additional Senior Creditors are the class with respect to which a payment default exists, as the case may be, and (ii) at any time during which the Collateral Agent has knowledge that a Triggering Event has occurred and is continuing, "Required Senior Creditors" shall mean the holders of at least 51% in aggregate principal amount of the Senior Obligations.

     "Security Documents" means the collective reference to all security agreements, mortgages, pledge agreements, concentration account agreements and leasehold mortgages and each other security or collateral document that may from time to time be delivered to the Collateral Agent in connection herewith or therewith or in connection with, or to secure any obligations of any obligor under, any Financing Document.

     "Senior Creditors" means, collectively, the Banks, the Senior Noteholders, the Bank Agent on behalf of the CP Holders and all Additional Senior Creditors.

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     "Senior Note Obligations" means the principal of and interest on the Senior
Notes and all other obligations (including, without limitation, fees, premiums and the Make-Whole Amount, if any) owing by the obligors under the Note Documents.

     "Senior Noteholders" is defined in the third recital.

     "Senior Notes" means "Notes" as that term is defined in the Note Purchase Agreements.

     "Senior Obligations" means, collectively, the Loan Agreement Obligations, the Senior Note Obligations, the CP Debt and all Additional Senior Obligations.

     "Triggering Event" shall mean (i) any payment default described in Sections 11(a) or (b) of the Note Purchase Agreements and Section 9.1(a) of the Loan Agreement and a CP Debt Payment Event of Default and a payment default under each Additional Senior Obligation, (ii) any bankruptcy default by the Company under Sections 11(g) or (h) of the Note Purchase Agreements and a bankruptcy default under Section 9.1(h) or (i) of the Loan Agreement and a similar default under each Additional Senior Obligation or (iii) any other default which results in the acceleration of the Senior Notes under the Note Purchase Agreements and the acceleration of the Loans or the Notes under the Loan Agreement, acceleration of the CP Debt and acceleration of each other Additional Senior Obligation.

     (b) Use of Certain Defined Terms. For the purposes of this Agreement, and without limiting the right of the Company to enter into amendments or modifications of the Note Purchase Agreements or the Loan Agreement to the extent permitted by the Financing Documents, references herein to the Note Purchase Agreements and the Loan Agreement shall mean the Note Purchase Agreements and the Loan Agreement as of the date hereof without giving effect to any subsequent amendment or modification (except as agreed to by the Required Senior Creditors).

Section 2.  Limitation of Rights of Senior Creditors.

     Each of the Senior Note Collateral Agent and each of the Senior Noteholders, hereby for itself (and its successors and assigns) severally agrees that such individual Senior Noteholder shall have no right to foreclose upon (either pursuant to the Security Documents or otherwise) or exercise any other material rights or remedies in respect of the Collateral (including, without limitation thereof, any Collateral consisting of current assets (including proceeds thereof) of the Borrower or of any other obligor of Senior Obligations) in a manner inconsistent with, or otherwise contrary to the terms of, this Agreement. Each of the Bank Agent (on behalf of itself and the CP Holders) and the Banks (on behalf of themselves and their respective successors and assigns) severally agrees that neither the Bank Agent nor any individual Bank shall have the right to foreclose upon (either pursuant to the Security Documents or otherwise) or exercise any other material rights or remedies in respect of the Collateral (including, without limitation thereof, any Collateral consisting of current assets (including proceeds thereof) of the Borrower or of any other obligor of Senior Obligations) in a manner inconsistent with, or otherwise contrary to the terms of, this Agreement. Each Additional Senior Creditor, hereby for itself (and its successors and assigns) severally agrees that such individual Additional Senior Creditor shall have no right to foreclose upon (either pursuant to the Security Documents or otherwise) or exercise any other material rights or remedies in respect of the Collateral (including, without limitation thereof, any Collateral consisting of current assets (including proceeds thereof) of the Borrower or of any other obligor of Senior Obligations) in a manner inconsistent with, or otherwise contrary to the terms of, this Agreement.

     The Senior Creditors, the Bank Agent, the Senior Note Collateral Agent and the Collateral Agent acknowledge and agree that the liens of the Security Documents secure, on a pari passu basis, all of the Senior Obligations, without preference or priority to the Banks, the CP Holders, the Senior Noteholders or the Additional Senior Creditors, regardless of (i) the failure of any party to make proper and timely filings or recordations, (ii) the place or timing of any filing or recordation, (iii) the timing or amount of any disbursement or advance under the Loan Agreement, the Note Purchase Agreements or any Additional Senior Agreement or (iv) any other reason.

     The Banks agree that they shall not, without prior notice to the Senior Noteholders and without the prior written consent of the Required Noteholders, amend or revise the Credit Agreement in any manner that would (i) decrease the required Minimum Asset Coverage (as defined in the Loan Agreement as in effect on the date hereof) below 1.15, or (ii) modify any required payment dates so as to reduce the average life of the Loans. The Noteholders agree that they shall not, without prior written notice to the Senior Creditors and without the prior written consent of the Required Banks, amend or revise any Note Purchase Agreements in any manner that would increase the principal amount of or the rate of interest on, the Senior Notes, increase the Make-Whole Amount, increase the dollar limitation set forth in Section 10.2 of the Note Purchase Agreements, decrease the ratio set forth in Section 10.3 of the Note Purchase Agreements, increase the ratio set forth in Sections 10.4 or 10.5 of the Note Purchase Agreements or modify any required payment dates so as to reduce the average life of the Senior Notes.

Section 3.  Direction of Action.

     The Collateral Agent shall, subject to Section 6, make such demands and give such notices under the Security Documents as the Required Senior Creditors may direct in writing, and shall take such actions to enforce the Security Documents and to foreclose upon, collect, sell, transfer, substitute or otherwise dispose of all or any portion of the Collateral as may be directed in writing by the Required Senior Creditors. All such written directions shall be binding upon the Bank Agent and each Senior Creditor for all purposes and the Collateral Agent shall not take any action (including any foreclosure action) unless directed in writing to do so by the Required Senior Creditors. No Senior Creditor shall have any right to exercise, individually, any material rights or remedies under the Security Documents, it being understood and agreed that all of such rights and remedies shall be exercised solely by and through the Collateral Agent pursuant to the terms and provisions hereof. If the Required Senior Creditors shall direct in writing the Collateral Agent to foreclose upon, collect, sell, transfer, substitute or otherwise dispose of all or any part of the Collateral, the Collateral Agent shall do so as provided in and pursuant to any of the Security Documents.

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

     Nothing set forth in this Section 3, however, shall be construed to qualify or otherwise limit the right of any Senior Creditor to declare such Senior Creditor's Senior Obligations to be due and payable in accordance with the Loan Agreement or the Note Purchase Agreements, as the case may be, or to make demand in respect of any guarantee of any Senior Obligations, provided that no such Senior Creditor shall be entitled to exercise any right or remedy with respect to the Collateral or pursuant to the Security Documents except in accordance with the provisions of this Agreement.

Section 4.  Release or Substitution of Collateral.

     The Collateral Agent is hereby authorized, at any time and from time to time, to release or substitute any portion of the Collateral or terminate the lien on the Collateral granted pursuant to the Security Documents (i) in the ordinary course in the manner contemplated by the Financing Documents, or (ii) in accordance with the Financing Documents, provided that if such release, substitution or termination would cause a default under Section 7.3 of the Loan Agreement but not under Section 10.6 of the Note Purchase Agreements, with the consent of all Banks, provided, further if such release would cause a default under Section 10.6 of the Note Purchase Agreements, with the consent of the Banks and the Required Noteholders and (iii) in accordance with and upon receipt of instructions from the Required Senior Creditors, provided that (a) the Collateral Agent is not authorized to release Collateral so long as there is a default under Section 10.6 of the Note Purchase Agreements or under Section 7.3 of the Loan Agreement and (b) the Collateral Agent is not authorized to release all or substantially all of the Collateral or terminate the lien on all or substantially all of the Collateral unless the Collateral Agent has received instruction from all Senior Creditors. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions of the Required Senior Creditors (or all Senior Creditors, if specifically required by the terms of this Agreement) and such instructions and any action or refraining from action pursuant thereto shall be binding upon all Senior Creditors and their successors and assigns. Any such release or substitution of the Collateral will automatically and without the requirement of the giving of any notice or the taking of any action release all liens on such Collateral and any transferee of such Collateral shall take such Collateral free and clear of all such liens. The Collateral Agent and the Senior Creditors agree that such release or substitution in accordance with the immediately preceding sentence shall be binding and conclusive upon them and their successors and assigns and hereby waive all rights and claims with respect to any such release or substitution; provided, however, that the Collateral Agent and the Senior Creditors shall have a continuing security interest in any proceeds from the release or substitution of any of the Collateral and shall be entitled to receive such proceeds in accordance with Section 5.

Section 5.  Application of Proceeds.

     (a) Upon (x) the receipt of any proceeds or awards arising from any condemnation or eminent domain proceedings concerning the Collateral, (y) the receipt of any insurance proceeds arising from damage to the Collateral by fire or any other casualty which are not used for restoration of the Collateral in accordance with the terms of the Security Document governing same or (z) the exercise of any rights and remedies by the Collateral Agent under the Security Documents, any and all proceeds from the sale, foreclosure or other disposition of Collateral

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

pursuant thereto shall, promptly following their receipt by the Collateral Agent, be applied and distributed by the Collateral Agent as follows:

             (i) First, to the payment of all costs, expenses, liabilities and advances made or incurred by the Collateral Agent (in its capacity as Collateral Agent and not as Bank Agent or a Bank) in connection with such proceedings, adjustments, sale, foreclosure or other disposition and in performing its duties hereunder, including compensation payable to the Collateral Agent and the costs, expenses and compensation of agents and legal counsel (appointed, in each case, with the written consent of the Required Senior Creditors) to the Collateral Agent;

             (ii) Second, to the extent proceeds remain after payment in full of those items specified in clause (i) above, to the payment of Senior Obligations consisting of principal and interest (excluding default-rate interest), to be allocated among each Senior Creditor (according to the Pro Rata Share of each such Senior Creditor) until all such Senior Obligations are paid in full;

             (iii) Third, to the extent any proceeds remain after payment in full of those items specified in clauses (i) and (ii) above, to the payment of the remaining Senior Obligations, to be allocated among each Senior Creditor (on a pro rata basis based on the unpaid amount of such remaining Senior Obligations) until all remaining Senior Obligations are paid in full; and

             (iv) Fourth, to the extent any proceeds remain after payment in full of those items specified in clauses (i), (ii) and (iii) above, such proceeds shall be paid to or at the direction of the Borrower or as a court of competent jurisdiction shall direct.

     (b) Payment by the Collateral Agent to the Banks in respect of the Loan Agreement Obligations shall be made to the Bank Agent for distribution to the Banks in accordance with the Loan Agreement. Payments by the Collateral Agent to the Senior Noteholders shall be made in accordance with the terms of the Note Purchase Agreements. Payments by the Collateral Agent to the CP Holders in respect of the CP Debt shall be made to the Bank Agent for distribution to the CP Holders. Payments by the Collateral Agent to any Additional Senior Creditor shall be made in accordance with written instructions from such Additional Senior Creditor.

     (c) The Bank Agent (on its own behalf and on behalf of the CP Holders), the Senior Note Collateral Agent, each Bank, each Senior Noteholder signatory hereto, and each Additional Senior Creditor hereby agrees that (i) if at any time it shall receive the proceeds of any Collateral, or shall apply any balances, credits, deposits, accounts or monies with or on deposit with such Bank Agent, Senior Note Collateral Agent, Bank, Senior Noteholder or Additional Senior Creditor, through the exercise of any right of set-off, banker's lien, counterclaim or other similar right, whether pursuant to Section 10.9 of the Loan Agreement or otherwise, (other than through application by the Collateral Agent in accordance with clauses (a) and (b) of this Section 5), it shall promptly turn the same over to the Collateral Agent for application in accordance with said clauses (a) and (b) and (ii) it will not take or cause to be taken any action, including, without limitation, the commencement of any legal or equitable proceedings, the purpose of which is to

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give such Bank Agent, Bank, Senior Noteholder, any CP Holder or Additional
Senior Creditor any preference or priority against the other parties hereto with respect to the Collateral.

Section 6.  Concerning the Collateral Agent.

     (a) The Bank Agent (on its own behalf and on behalf of the CP Holders), the Banks, the Senior Note Collateral Agent and each Senior Noteholder signatory hereto, on its own behalf and on behalf of each subsequent holder of the Notes and the Senior Notes and each Additional Senior Creditor, authorizes the Collateral Agent to act on its and each such holder's behalf under this Agreement and under the Security Documents pursuant to the provisions hereof and thereof. The Collateral Agent accepts its appointment as collateral agent hereunder and, subject to clause (b) below, agrees to act in accordance with the terms hereof and the directions from time to time given to it by the Required Senior Creditors as contemplated hereby.

     (b) The Collateral Agent shall not take any action, or prosecute or be required to defend any suit with respect to this Agreement or the Security Documents, (A) except as specified in a direction from the Required Senior Creditors and (B) unless it shall have received a written or other assurance, reasonably satisfactory to it, from the Senior Creditors joining in such direction as to its indemnification from and against any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses, charges or disbursements (not including for this purpose, however, any amounts in respect of fees or other remuneration for its services in so acting as Collateral Agent) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of actions taken by it in accordance with such direction. The Senior Creditors agree to indemnify the Collateral Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to the respective amounts of their commitments (which, in the case of a Senior Noteholder, shall be the unpaid principal amount of its Senior Notes), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Notes and the Senior Notes) be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of this Agreement, the Security Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Collateral Agent, as the case may be, under or in connection with any of the foregoing; provided that no Senior Creditor shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Collateral Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of all Senior Obligations.

     (c) Neither the Collateral Agent nor any of its directors, officers, employees, or agents

             (i) shall be liable to any Senior Creditor for any action taken or omitted to be taken by it under this Agreement or the Security Documents or in connection therewith, except for its own willful misconduct or gross negligence,

           (ii) shall be responsible for any recitals or representations or warranties in this Agreement or the Security Documents, or for the effectiveness, enforceability, validity, or due execution of this Agreement or the Security Documents, including the liens purportedly created by the Security Documents, or

           (iii) shall be obligated to make any inquiry with respect to the performance by the Borrower or any of its subsidiaries of its obligations hereunder or thereunder.

The Collateral Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement, or writing which it believes to be genuine and to have been presented by a proper person. Except as is expressly set forth herein, the Collateral Agent shall have no duty or responsibility to, or be considered in a fiduciary relationship with, any Senior Creditor and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Collateral Agent. The Collateral Agent may deem and treat the payee of any Senior Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer shall have been filed with the Collateral Agent.

     (d) The Collateral Agent may (i) be removed upon at least 30 days' prior notice to the Collateral Agent provided or consented to by the Required Senior Creditors or (ii) resign upon at least 30 days' prior notice to the Senior Creditors, in each such case subject to the acceptance and appointment of a successor Collateral Agent approved by the Required Senior Creditors. If the Collateral Agent shall resign and the Required Senior Creditors have not appointed within 30 days after their receipt of the notice of resignation a successor Collateral Agent, the resigning Collateral Agent may, without the consent of the Required Senior Creditors, appoint a successor Collateral Agent. The Collateral Agent agrees to cooperate with the Senior Creditors in locating and appointing a successor Collateral Agent following its removal or resignation. Any successor Collateral Agent, whether appointed by the Required Senior Creditors or the resigning Collateral Agent, shall be a nationally recognized commercial banking institution or trust institution organized in the United States of America (or any state thereof) or a U.S. branch or agency of a foreign commercial banking institution if such successor Collateral Agent is a holder of a Note, and having in each case a combined capital and surplus and undivided profits of not less than $500,000,000. A removal of or a resignation of the Collateral Agent and the appointment of a successor Collateral Agent shall become effective upon receipt of acceptance by the successor Collateral Agent of its appointment by the Required Senior Creditors or resigning Collateral Agent, as the case may be. Upon the acceptance of any appointment as Collateral Agent by a successor Collateral Agent, such successor Collateral Agent shall thereupon become the Collateral Agent hereunder and under the Security Documents and shall be entitled to receive from the retiring Collateral Agent such documents of transfer and assignment as such successor Collateral Agent may reasonably request, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement and the Security Documents.

     (e)  The parties hereto waive any conflict resulting from Fleet acting as
(i) the Senior Note Collateral Agent under the Note Documents to which it is a party, (ii) the Bank Agent under the Loan Documents to which it is a party and
(iii) the Collateral Agent under this Intercreditor Agreement.

Section 7.  [Reserved].

Section 8.  Representations and Warranties.

     (a) Neither the Collateral Agent, the Bank Agent, the Senior Note Collateral Agent nor any Senior Creditor makes any representation or warranty to any other party hereto with respect to the effectiveness, enforceability, validity or due execution of the Security Documents or as to any of the Collateral.

     (b) Each Senior Creditor represents, warrants and covenants that it has not and will not have or accept any security, collateral or other credit enhancement from the Borrower or any subsidiary or affiliate thereof with respect to any of the Senior Obligations without making adequate provision to cause such security, collateral or credit enhancement to be subject to the terms and provisions hereof.

Section 9.  Notices.

     All notices, requests and other communications (including directions and instructions by the Senior Creditors to the Collateral Agent) provided for hereunder shall be in writing and personally delivered, mailed or telecopied (all telecopier notices promptly to be confirmed by mail or courier notice) or delivered,

            (a) if to the Bank Agent, at its address or telecopier number specified in the Loan Agreement,

            (b) if to the Collateral Agent or the Senior Note Collateral Agent, at its address or telecopier number specified on the signature page hereof, or at such other address or telecopier number as it may designate by notice as herein provided to the Bank Agent and the holders of the Senior Notes,

            (c) if to any Senior Noteholder, at the address or telecopier number provided for in Schedule A to the Note Purchase Agreements, and

            (d) if to any Additional Senior Creditor, at its address (or to the telecopier or telex number) specified in the Additional Senior Agreement between it and the Borrower.

All such notices and communications shall be effective when received. Each Senior Creditor which shall make any change in its notice information shall promptly furnish the Collateral Agent with such correct notice information.
Upon becoming a Senior Noteholder, such Senior Noteholder shall promptly deliver in writing to the Collateral Agent the notice information described above. In the absence of such notice from a Senior Noteholder the Collateral Agent shall be entitled to rely upon a certificate of the Borrower as to such matters.

Section 10. Benefit of Agreement; Obligations Several; Execution by the Agent.

     This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Bank Agent, each Bank, each Senior Noteholder, each Additional Senior Creditor, the Collateral Agent and their respective successors and assigns, and is not for the benefit of any third party beneficiary. The obligations of each party under this Agreement are several and not joint, it being expressly agreed that no party shall be liable for the failure of any other party to perform its obligations hereunder. The Bank Agent hereby confirms that it has been authorized to enter into this Agreement on behalf of the Banks pursuant to the Loan Agreement.

Section 11. Counterparts.

     This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

Section 12. Effectiveness.

     This Agreement shall become effective when copies hereof executed by the Collateral Agent, the Bank Agent, the Banks and the Senior Noteholders shall have been delivered to the Collateral Agent.

Section 13. Headings Descriptive.

     The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provisions of this Agreement.

Section 14. Amendment or Waiver.

     This Agreement may be amended, supplemented, amended and restated, otherwise modified, waived, discharged or terminated only with the written consent of the Collateral Agent, the Bank Agent and the Senior Creditors.

Section 15. Inconsistent Provisions.

     If any provision of this Agreement shall be inconsistent with, or contrary to, any provision in any Financing Document or any document entered into in connection therewith, the provision in this Agreement shall be controlling and shall supersede such inconsistent provision to the extent necessary to give full effect to all provisions contained in this Agreement.

Section 16. Governing Law.

     This Agreement and the Rights and Obligations of the Parties hereunder shall be construed in Accordance with and be Governed by the Law of the State of New York. This Agreement Constitutes the Entire Understanding among the Parties hereto with Respect to the Subject Matter hereof and Supersedes Any Prior Agreements, Written or Oral, with Respect Thereto.

Section 17. Waiver of Jury Trial.

     Each Party hereto hereby waives its right to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this Agreement. Each Party herein acknowledges and agrees that it has received full and sufficient consideration for this provision and that this provision is a material inducement for the Agent and the Banks entering into the Loan Agreement and the Senior Noteholders entering into the Note Purchase Agreements.

Section 18. Forum Selection and Consent to Jurisdiction.

     Any Litigation based hereon, or arising out of, under, or in connection with, this Agreement may be brought and maintained in the Courts of the State of New York or in the United States District Court for the Southern District of New York. Each Party herein expressly and irrevocably submits to the Non-Exclusive Personal Jurisdiction of the Courts of the State of New York and of the United States District Court for the Southern District of New York. Each Party hereto further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of New York. Each Party hereto hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such Court referred to Above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that any Party herein has or hereafter may require any immunity from jurisdiction of any Court or from any legal process (whether through Service or Notice, Attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, such Party hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

Section 19. Notification of Default.

     The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Triggering Event or any default under any document, agreement or instrument evidencing or governing any Senior Obligations unless the Collateral Agent shall have actual knowledge thereof or shall have received notice from any Senior Creditor holding a Senior Obligation with respect to which such Triggering Event or default exists, describing such event and stating that such notice is a "Notice of Triggering Event" or "Notice of Default," as the case may be.

     If the Collateral Agent has been notified in writing by a party to any Financing Document that a default or an event of default has occurred under such Financing Document, or that such Financing Document has been amended, the Collateral Agent shall notify the Bank Agent and each Senior Creditor of such determination. The Bank Agent or any Senior Creditor which receives written notice from the Borrower or any other obligor of Senior Obligations that a

Triggering Event or a default or an event of default has occurred under a Financing Document, or has actual knowledge of a Triggering Event or a default or event of default under a Financing Document or an amendment or modification thereof, shall deliver to the Collateral Agent a copy of such notice from the Borrower or any other obligor of Senior Obligations or a written statement as to the existence of such Triggering Event or a default or event of default or such amendment or modification. Failure to do so, however, does not constitute a waiver of any default or event of default by the Senior Creditors and shall not affect the relative rights among Senior Creditors. Upon receipt of such copy or such notice, the Collateral Agent shall promptly (and in any event no later than three business days after receipt of such notice) notify the Bank Agent and each Senior Creditor of such Triggering Event, default or event of default or such amendment or modification.

Section 20. Continuation of Certain Agreements.

     It is specifically acknowledged and agreed that the termination and/or expiration of the Loan Agreement shall not, in and of itself, constitute any termination, expiration or release of any of the Security Documents or provisions of the Loan Agreement which relate to the Senior Notes, which Security Documents and other provisions of the Loan Agreement shall remain in full force and effect until all Senior Obligations have been fully and indefeasibly paid and performed.

     It is specifically acknowledged and agreed that the termination and/or expiration of the Note Purchase Agreements shall not, in and of itself, constitute any termination, expiration or release of any of the Security Documents or provisions of the Note Purchase Agreements which relate to the Banks' Loans, which Security Documents and other provisions of the Note Purchase Agreements shall remain in full force and effect until all Senior Obligations have been fully and indefeasibly paid and performed.

Section 21. Execution of Addendums to this Agreement.

     The Bank, each Senior Creditor and each Additional Senior Creditor hereby authorize the Collateral Agent to execute and deliver an Addendum hereto substantially in the form of Exhibit A hereto (including such conforming changes as are reasonably required by the Required Senior Creditors) with each Additional Senior Creditor; provided, that the Borrower shall have delivered a certificate to the Collateral Agent, dated the date of any proposed Addendum, to the effect that (a) immediately prior to the execution and delivery of such Addendum no Default or Event of Default (as defined in the Note Purchase Agreements) exists under the Note Purchase Agreements, no Event of Default (as defined in the Credit Agreement) or event or condition which, with the passage of time or giving of notice, or both, could become an Event of Default under the Credit Agreement exists under the Credit Agreement and no event of default or event or condition which, with the passage of time or giving of notice, or both, could become an event of default under any Additional Senior Agreement exists under any Additional Senior Agreement, and (b) immediately after the execution thereof, no Default or Event or Default (as defined in the Note Purchase Agreements) shall exist under the Note Purchase Agreements, no Event of Default (as defined in the Credit Agreement) or event or condition which, with the passage of time or giving of notice, or both, could become an Event of Default under the Credit Agreement shall exist under the Credit Agreement, and no event of default or event or condition which, with the passage of time or giving of notice, or both, could become an event of default under any Additional Senior Agreement, shall exist under any Additional Senior Agreement.

Section 22. Conflict with Other Agreements.

     As long as this Intercreditor Agreement shall be in effect, the provisions of the Security Documents relating to the exercise by the Collateral Agent, the Bank Agent, the Senior Note Collateral Agent or any of the Senior Creditors of rights thereunder and the application of proceeds of Collateral, shall be subject to the provisions of this Intercreditor Agreement. In the event of any inconsistency between the provisions of any such Security Documents and this Intercreditor Agreement, the provisions of the Intercreditor Agreement shall prevail.

     In Witness Whereof, the Collateral Agent, the Bank Agent, the Banks, and the Senior Noteholders named below have caused this Agreement to be duly executed, and the Borrower has acknowledged and consented to this Agreement, as of the day and year first above written.


                                     Fleet Bank, N.A., as Collateral Agent


                                     By: /s/ Fred Meagher
                                        ------------------------
                                       Name:  Fred Meagher
                                       Title:

                                     Notice Address: 1185 Avenue of the Americas
                                                     New York, NY  10036

                                     Telecopier No.: 212-819-6207
                                     Attention: Fred Meagher



                                     Fleet Bank, N.A., as Bank Agent and Senior
                                        Note Collateral Agent


                                     By: /s/ Fred Meagher
                                        -------------------------
                                        Name:  Fred Meagher
                                        Title:

                                     Fleet Bank, National Association, as Swing
                                        Line Lender and as one of the Banks


                                     By: /s/ Fred Meagher
                                        ------------------------------
                                        Title: Vice President



                                     The Bank of New York


                                     By: /s/ Scott Silverstein
                                        ------------------------------
                                        Title:


                                     BankBoston, N.A.



                                     By: /s/ Jeff Millman
                                        ------------------------------
                                        Title:


                                     Harris Trust and Savings Bank


                                     By: /s/ Mike Houlihan
                                        ------------------------------
                                        Title:


                                     Bank Tokyo-Mitsubishi Trust Company



                                     By: /s/ Josephine Savistano
                                        ------------------------------
                                        Title:

                                     Israel Discount Bank of New York



                                     By: /s/ Bob Fainelli
                                        -----------------------------
                                        Title


                                     By:
                                        -----------------------------
                                        Title


                                     European American Bank



                                     By: /s/ Dennis Nochowitz
                                        -----------------------------
                                        Title:


                                     Bank Leumi USA



                                     By: /s/ Paul Tine
                                        -----------------------------
                                        Title:


                                     The Chase Manhattan Bank



                                     By: /s/ Bill Saya
                                        -----------------------------
                                        Title

                                    The Travelers Insurance Company


                                    By: /s/ Bill Carnduff
                                       ----------------------------
                                       Name:
                                       Title:


                                    First Citicorp Life Insurance Company

                                    By Travelers Asset Management International
                                       Corporation


                                    By: /s/ Bill Carnduff
                                       ----------------------------
                                       Name:
                                       Title:


                                    Citicorp Life Insurance Company

                                    By Travelers Asset Management International
                                       Corporation


                                    By: /s/ Bill Carnduff
                                       ----------------------------
                                       Name:
                                       Title:

                                     United of Omaha Life Insurance Company


                                     By: /s/ Edwin Garrison
                                        ------------------------------
                                        Name:
                                        Title:


                                     Companion Life Insurance Company


                                     By:
                                        ------------------------------
                                        Name:
                                        Title:


                                     By:
                                        ------------------------------
                                        Name:
                                        Title:

     The undersigned hereby consents to the execution of the foregoing Agreement by the parties thereto and acknowledges (a) the terms of the foregoing Agreement, (b) that the foregoing Agreement is for the sole benefit of the Senior Creditors and that it has no rights or benefits under such Agreement, and
(c) that the provisions/*/ of the foregoing Agreement may be waived, amended or modified without its consent.


                                        Medallion Funding Corp.



                                        By: /s/ Andrew Murstein
                                           ---------------------------
                                           Its President




__________________

/*/ (except provisions permitting the Company to incur Additional Senior Obligations in compliance with the terms hereof and of the Loan Documents and Note Documents)

                      ADDENDUM TO INTERCREDITOR AGREEMENT

     Addendum dated as of [date of Additional Senior Agreement] between [name of Additional Senior Creditor] and Fleet Bank, N.A., ("Fleet") as Collateral Agent under the Intercreditor Agreement dated as of June 1, 1999 entered into among Fleet Bank, N.A. (the "Bank"), in its individual capacity and as Collateral Agent, the Banks (as defined therein), the Senior Noteholders (as defined therein), Fleet as Senior Note Collateral Agent (as defined therein) and all Additional Senior Creditors thereto (the "Intercreditor Agreement").

                                   RECITALS:

     Whereas, [name of Additional Senior Creditor] ("Name of Additional Senior Creditor]") has entered into a [name of Additional Senior Agreement] with the Borrower, dated as of [date of Additional Senior Agreement] (the "Agreement");

     Now, Therefore, the Collateral Agent and [name of Additional Senior Creditor] agrees as follows:

            1. [Name of Additional Senior Creditor] hereby consents to and agrees to be bound by all of the terms and conditions of the Intercreditor Agreement.

            2. [Name of Additional Senior Creditor] is hereby designated an "Additional Secured Creditor" and the Agreement is hereby designated an "Additional Senior Agreement", each as defined in the Intercreditor Agreement, such designation to be effective as of [date of issuance of Additional Senior Debt].

            3. Any notices required to be delivered to [Name of Additional Senior Creditor] shall be in writing, delivered or mailed prepaid by registered or certified mail or overnight air courier, or by facsimile communication at the address set forth below, or such address as [name of Additional Senior Creditor] may designate to the other parties to the Intercreditor Agreement:

               [Notice Address of Additional Senior Creditor]

     In Witness Whereof, the [name of Additional Senior Creditor] has caused this Addendum to be duly executed and delivered as of the day and year first above written.


                                   EXHIBIT A
                         (to Intercreditor Agreement)

                                   [Name of Additional Senior Creditor]


                                   By:
                                      -------------------------------
                                     Its


                                   Fleet Bank, N.A., as Collateral Agent


                                   By: /s/ Fred Meagher
                                      -------------------------------
                                     Its

     Medallion Funding Corp. hereby acknowledges and consents to the foregoing Addendum to Intercreditor Agreement.


                                        Medallion Funding Corp.


                                        By: /s/ Andrew Murstein
                                           ----------------------------
                                           Its President

                                      A-3